                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: March 23, 1999
(Date of earliest event reported)



               Residential Funding Mortgage Securities II, Inc.
            (Exact name of registrant as specified in its charter)


Delaware                           333-28025                        41-1808858
(State or Other Juris-            (Commission                 (I.R.S. Employer
diction of Incorporation)        File Number)              Identification No.)


         8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota   55437
                    (Address of Principal Executive Office)         (Zip Code)


       Registrant's telephone number, including area code:(612) 832-7000

Item 5Other Events.


            On March 30, 1999, the Registrant expects to cause the issuance and sale of Home Equity Loan Pass-Through Certificates, Series 1999-HS2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 1999 among RFMSII, Inc. as Seller, RFC as Master Servicer and The First National Bank of Chicago, as Trustee.

            In connection with the expected sale of the Certificatres by Morgan Stanley Dean Witter (the "Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed electronically as exhibits to this report.

            The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other
      information   subsequently   filed  with  the   Securities   and  Exchange
      Commission.

            The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

            In addition, the actual characteristics and performance of the Revolving Credit Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7Financial Statements, Pro Forma Financial Information and Exhibits


      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits



                           Item 601(a) of
                           Regulation S-K
     Exhibit No.            Exhibit No.                  Description
          1                      99                 Collateral Term Sheets

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.

                               By:    /s/ Diane S. Wold
                               Name:  Diane S. Wold
                               Title: Vice President




Dated: March 23, 1999

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.

                                          By:
                               Name: Diane S. Wold
                              Title: Vice President




Dated: March 23, 1999

                        EXHIBIT INDEX


                        Item 601 (a) of      Sequentially
      Exhibit     Regulation S-K            Numbered
      Number            Exhibit No.        Description


1                            99            Collateral Term     Electronically
                                                  Sheets         Filed

                                    -7-
                                  EXHIBIT 1

MORGAN STANLEY DEAN WITTER                                   [GRAPHIC OMITTED]
                                   March 22, 1999
Mortgage Finance Group
MBS/ABS Capital Markets




                               ABS New Transaction

                                   TERM SHEET




                                 Marketing Today


                             Monday, March 22, 1999




                                 $230.7 Million
                                 RFMSII 1999-HS2
                                 Home Equity ABS


The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY DEAN WITTER                                   [GRAPHIC OMITTED]
Mortgage Finance Group
MBS/ABS Capital Markets


                                  $ 230,657,000

                         RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer

                Residential Funding Mortgage Securities II, Inc.

           Home Equity Loan Pass-Through Certificates, Series 1999-HS2



                             Transaction Highlights

                                                                                      Payment                                 Price
                                      Expected Ratings     Average Life                Window                                  Talk
    Class           Class Size           (S&P/Fitch)       to Maturity              To Maturity               Benchmark        (bps)
====================================================================================================================================
    A-I-1                38,000,000        AAA/AAA          0.83 years     4/99 to 10/00 (19 months)
    A-I-2                20,000,000        AAA/AAA          2.03 years     10/00 to 10/01 (13 months)
    A-I-3                12,000,000        AAA/AAA          3.05 years     10/01 to 10/02 (13 months)
    A-I-4                15,991,000        AAA/AAA          4.81 years     10/02 to 1/06 (40 months)
    A-I-5                 5.000,000        AAA/AAA          6.82 years     1/06 to 1/06 (1 month)
    A-I-6                10,110,000        AAA/AAA          5.74 years     4/02 to 1/06 (45 months)
    NAS IO               23,065,000        AAA/AAA          1.99 years     3/01 to 3/01 (1 month)
     A-II              $129,556,000        AAA/AAA          2.73 years     4/99 to 1/06 (81 months)



Originators:                    Various Sellers under Residential Funding
                                   Corporation's ("RFC") Goal Loan closed end home equity loan program

Issuer:                         Residential Funding Mortgage Securities II, Inc.
Master Servicer:                Residential Funding Corporation
Primary Servicer:               GMAC Mortgage Corporation
Trustee:                        First National Bank of Chicago
Insurer:                        AMBAC Assurance Corporation
Insurance Policy:               100% guaranty of principal and interest
Managers:                       MORGAN STANLEY DEAN WITTER (Sole Manager)
Day Count Basis:                30/360
Expected Pricing Date:          March 23, 1999
Expected Settlement:            March 30, 1999 through DTC, Cedel, and Euroclear
Distribution Dates:            The 25th of each month, beginning in April, 1999.
Pricing Speed:                   CPR increases from 4% to 28% over the first
                                   12 months, 28% CPR thereafter
Undercolleralization:           1% of the Class A-II collateral balance
Optional Call:                  10% clean-up call (10% of pool balance)

Tax Status:                     REMIC



The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               Credit Enhancement

Class A-I-1 through A-I-6, NAS IO and A-II Credit Enhancement:

1.Excess interest

2.Overcollateralization building up to 2.8%* of the total collateral balance(Group A-I and Group A-II combined)

3.AMBAC Assurance Corporation of 100% of principal and interest allocable to the Certificates provided.

* Overcollateralization will build up to 2.8% until month 30, after which overcollateralization will equal the lesser of 2.8% of the original pool balance or 5.6% of the current pool balance subject to a floor of 0.50% of the original pool balance.

                                                 Credit Structure

Application of Collections:       Collections of principal and interest
                                  generated by the pool will be applied monthly as described below.

Interest and Principal Collections: Collections of interest and principal will be applied in the following priority:

                                   Servicing fee payment (0.58% annual fee) plus any accrued and unpaid servicing fee; Any accrued interest due on the Certificates; To pay principal on the Certificates from principal collections; Any Liquidation Loss Amount allocable to the Certificates; Any
                                   Liquidation Loss Amount allocable to the Certificates from a previous period and not yet paid; The insurance policy premium and any unpaid premium amounts; Reimbursement of AMBAC for prior draws on the insurance policy; Payment as principal on the
                                   Certificates       to      increase       the
                                   overcollateralization amount up to the O/C target; Payment to Residual Certificate holders.

                                   Interest  collections  allocated  pursuant to
items 4, 5, 7, and 8 constitute "Excess Interest" which is utilized to cover losses on interest and principal payments on the loans.


Principal Distribution: Collections of principal will be distributed to the Certificates in the following priority:

                    Class A-I-1 through A-I-6 are paid sequentially until zero from the A-I principal distribution amount. Class A-II is paid from the Group A-II principal distribution amount.

                    The Class A-I-6 Certificates are lockout bonds. They receive no principal payments for the first 36 periods. For the next 24 periods they receive 45% of their pro-rata percentage of the Group 2 principal distribution amount. For the next twelve periods, they receive 80% of their pro-rata percentage of the Group A-I principal amount. For the twelve periods after that, they receive 100% of their pro-rata percentage of the Group A-I principal distribution amount. Ther 300% of their pro-rata percentage of the Group A-I principal distribution amount, and a 100% of the Group A-I principal distribution amount.


The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             RFMSII 1999-HS2 Collateral Description

Collateral: The collateral pool consists of 2 groups of fixed-rate, closed-end home equity loans with remaining terms to maturity of not more than 360 months (including both fully amortizing and balloon loans). As of March 1, 1999 (the "Cut-off Date"), Group A-I totaled $101,099,906 and Group A-II totaled $128,273,367.






                                                Group A-I                         Group A-II

Aggregate Pool Balance:                         $101,099,906                      $128,273,367*

Number of Loans:                                2,228                             4,311

Average Outstanding Balance:                    $45,377                           $29,755

Average Original Balance:                       $45,620 ($10,000 min to $250,000 m29,985 ($5,600 min to $110,000 max)

Weighted Average Gross Coupon:                  10.29% (range: 7.75% - 14.45%)    10.67% (range: 7.88% - 15.00%)

Loan Type:                                      100% Fixed Rate                   100% Fixed Rate


Remaining Weighted Average Maturity:            179 months (range: 59 months - 359180nmonths (range: 51 months - 299 months)


Average FICO Score:                             721                               716

Lien Position:                                  100% seconds                      0.22% firsts; 99.78% seconds

Combined Loan to Value Ratio:                   91.71%                            91.68%

Average Junior Lien Mortgage Ratio:             16.09%                            20.46%

Property Type:                                  a) 66.40% single family           a) 76.62% single family
                                                b) 25.41% dem PUD                 b) 13.92% dem PUD
                                                c) 2.77% PUD                      c) 5.10% PUD
                                                d) 5.43% other                    d) 1.06% other

Owner Occupancy:                                a) 100% owner occupied            99.87% owner occupied
                                                                                  0.13% second home

     Balloon:                                        60.28%                            38.18%

     Geographic Distribution (> 5%):                 CA (54.87%), VA (13.44%), MD (10.0CA)(45.65%), VA (9.14%), MD (6.23%)



* 1% less than the class A-II certificate balance






The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                    Contacts



                    Mortgage Finance Group

                                    Phone
NY:      Sanjeev Khanna                     761-2132
         Steven Shapiro                     761-2146
         Fred Hubert                        761-2122
             Jessica Bellamy              761-2140


                     Asset Backed Research

                                    Phone
NY:      Chip Schorin                       761-1452
         Steve  Weinreich                   761-1458



                     ABS/MBS Capital Markets

                                     Phone
 NY:      Dennis Scurletis                   761-2248
          Yared Yawand-Wossen                761-1973
          Mike Sternberg                     761-1976
          Mike Edman                         761-1984


                      Asset Backed Trading

                                     Phone
 NY:      Ryan Marshall                      761-2060
          Howard Hubler                      761-2088








-------------------------------------------------------------------

                          Please Direct
                    All Questions and Orders
                        To Mortgage/Asset
                         Capital Markets

                          Yared x11973

-------------------------------------------------------------------


The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.